Exhibit 99.1

www.bankrate.com

FOR IMMEDIATE RELEASE

BANKRATE, INC. SIGNS DEFINITIVE AGREEMENT TO ACQUIRE FASTFIND
Move To Establish Financial Lead-Aggregation Business In 2006
Conference Call Scheduled for November 21, 2005 at 2:00 PM ET

NEW YORK, NY - November 21, 2005- Bankrate, Inc. (NASDAQ: RATE), today announced the execution of a definitive agreement to acquire a 100% interest in Wescoco LLC d/b/a FastFind. FastFind, an Internet lead aggregator based in San Francisco, California, is in the business of generating and selling consumer leads to lenders for mortgages, home-equity loans, auto financing and online education. The purchase price is $10 million in cash and the transaction is expected to close on or about November 30, 2005. Bankrate expects the acquisition to be accretive in 2006.

“This acquisition rapidly propels Bankrate into the lead aggregation sector and will add a new revenue stream to our business,” said Thomas R. Evans, President and CEO of Bankrate, Inc. “We intend to leverage our consumer Internet traffic to enhance the FastFind lead generating platform,” Mr. Evans added.

“The online mortgage industry represents an enormous, emerging and addressable market,” commented Mr. Evans. According to a recent Borrell Associates research report, the mortgage industry will spend $2.5 billion in online advertising in 2005. The Borrell analysts expect that figure to more than double to $5.2 billion by 2009. “We believe we are strategically positioned to take advantage of the shift of spending from traditional outlets to the Internet,” Mr. Evans added.

In a separate press release, Bankrate announced today that it is also acquiring MMIS/Interest.com, a financial information provider based in suburban Chicago. Bankrate expects both purchases to be accretive in 2006 and for both to close on or about November 30. Bankrate management will hold a conference call later today at 2:00 pm Eastern Standard Time to discuss both acquisitions.

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New 2006 Guidance
In conjunction with both the FastFind and MMIS/Interest.com acquisitions, Bankrate has issued 2006 financial guidance. Assuming both transactions close in 2005, the Company expects 2006 revenue to be in the range of $78 to $79 million, and expects pre-tax income to be in the range of $22 to $23 million. Pre-tax earnings per share for 2006 is expected to be between $1.22 and $1.27 on a fully diluted basis. The income and EPS guidance includes the amortization of the intangible assets associated with the two transactions and excludes non-cash stock compensation expense.

November 21, 2005 at 2:00 PM Eastern Time Conference Call Interactive Dial-In and Webcast Information:

Bankrate will hold a conference call on November 21, 2005 at 2:00 pm Eastern Time to discuss the FastFind and MMIS/Interest.com acquisitions. The call will be led by Bankrate’s President and Chief Executive Officer, Thomas R. Evans.

To participate in the teleconference please call: (800) 510-9836 passcode: 60052412. International callers should dial (617) 614-3670 passcode: 60052412. Please access at least 10 minutes prior to the time the conference is set to begin.

This call is being Webcast by Thomson/CCBN and can be accessed at Bankrate’s Web site at www.bankrate.com/investor-relations. The Webcast is also being distributed over Thomson/CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through Thomson/CCBN’s individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in Thomson/CCBN’s Individual Investor Network. Institutional investors can access the call via Thomson/CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

Conference Call Replay Information:

A replay of the conference call will be available beginning November 21, 2005, 4:00 pm ET/ 1:00 pm PT through November 28, 2005. To listen to the replay, call (888)-286-8010 and use the passcode: 70548536. International callers should dial (617)-801-6888 and enter the passcode: 70548536.

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About Bankrate, Inc.

Bankrate, Inc. (Nasdaq:RATE) owns and operates Bankrate.com, a leading Internet consumer banking marketplace. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. It is the leading aggregator of more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2004, Bankrate.com had over 38 million unique visitors. Bankrate.com provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal (NYSE: DJ) and The New York Times (NYSE: NYT). Bankrate.com's information is also distributed through more than 150 national and state publications.

About FastFind
Fastfind is a fast, free and easy online service that matches consumers looking for a financial or education product with businesses that want to sell their goods or services. After completing a short questionnaire on the FastFind Web site, consumers are connected to marketers who pay FastFind to provide them with quality leads to fuel their business. FastFind was founded in 2004 by Sean McCarthy, FastFind’s CEO, who was previously President of the lead aggregation company GetSmart.com, Eric King, FastFind’s President and CFO, who was previously an executive in the corporate development department of Providian Financial Corp. and Camelot Ventures, a Michigan-based private investment group.

Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: our success depends on Internet advertising revenue, interest rate volatility, establishing and maintaining distribution arrangements, and increased acceptance of the Internet by consumers as a medium for obtaining financial product information; we use barter transactions which do not generate cash; our markets are highly competitive; our Web site may encounter technical problems and service interruptions; we rely on the protection of our intellectual property; we may face liability for information on our Web site; future government regulation of the Internet is uncertain and subject to change; we may be limited or restricted in the way we establish and maintain our online relationships by laws generally applicable to our business; our ownership is heavily concentrated; our success may depend on management and key employees; we may encounter difficulties with future acquisitions; our results of operations may fluctuate significantly; our stock price may be particularly volatile because of the industry we are in; and, if our common stock price drops significantly, we may be delisted from the Nasdaq National Market, which could eliminate the trading market for our common stock. These and additional important factors to be considered are set forth under "Item 1. Business - Risk Factors,'' "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations'' and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2004, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

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For more information contact:
Bruce J. Zanca
Senior Vice President
Chief Communications/Marketing Officer
bzanca@bankrate.com
(917) 368-8648